Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 7 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 7 TO CREDIT AGREEMENT, dated as of June 7, 2016 (this “Amendment”), by and among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Cott Beverages Inc., a Georgia corporation, Cliffstar LLC, a Delaware limited liability company, Cott Beverages Limited, a company organized under the laws of England and Wales, and DS Services of America, Inc., a Delaware corporation, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee, JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, and Wells Fargo Capital Finance, LLC, as Co-Collateral Agent, and each of the other parties party hereto. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Amended Credit Agreement referred to below.

WITNESSETH

WHEREAS, the Borrowers, the other Loan Parties, the Lenders, the Administrative Agent, the UK Security Trustee, the Administrative Collateral Agent, the Co-Collateral Agent, and the other parties party thereto, are parties to that certain Credit Agreement, dated as of August 17, 2010 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 19, 2012, as further amended by that certain Amendment No. 2 to Credit Agreement, dated as of July 19, 2012, as further amended by that certain Amendment No. 3 to Credit Agreement, dated as of October 22, 2013, as further amended by that certain Amendment No. 4 to Credit Agreement, dated as of May 28, 2014, as further amended by Amendment No. 5 dated as of December 12, 2014, as further amended by Amendment No. 6 dated as of May 26, 2015 and as may be further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as amended by this Amendment, the “Amended Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party hereto is willing to agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

I. Amendments to Credit Agreement. Effective as of the Amendment No. 7 Effective Date (as defined below), each party hereto hereby agrees that the Credit Agreement shall be and hereby is amended as follows:

1. The cover page of the Credit Agreement is hereby amended by deleting the phrase “GENERAL ELECTRIC CAPITAL CORPORATION” and replacing it with the phrase “WELLS FARGO CAPITAL FINANCE, LLC”.

2. The introductory paragraph to the Credit Agreement is hereby amended by (a) deleting the phrase “and as further amended by Amendment No. 6, dated as of May 26, 2015” and replacing it with the phrase “as further amended by Amendment No. 6, dated as of May 26, 2015, and as further amended by Amendment No. 7 dated as of June 7, 2016” and (b) deleting the phrase “GENERAL ELECTRIC CAPITAL CORPORATION” and replacing it with the phrase “WELLS FARGO CAPITAL FINANCE, LLC”.

3. The definition of “Change in Control” is hereby amended by adding the phrase “2016 Financing Document,” immediately after each reference to “2014 Note Document,” contained therein.

4. The definition of “Co-Collateral Agent” is hereby amended and restated in its entirety to read as follows:

““Co-Collateral Agent” means Wells Fargo Capital Finance, LLC, in its capacity as co-collateral agent hereunder.”

5. The definition of “Defaulting Lender” is hereby amended by (a) deleting the word “or” at the end of clause (d) thereof and (b) adding the phrase “or (f) becomes the subject to a Bail-In Action” immediately after clause (e) thereof.

6. The definition of “EBITDA” is hereby amended by (a) adding the phrase “, the 2016 Notes, the 2016 Bridge Financing Agreement (including any exchange notes issued in connection therewith)” immediately after the words “Cott Unsecured Notes” in clause (viii) thereof, (b) deleting the words “and (xi)” as they appear at the end of clause (x) thereof and replacing them with the following:

“(xi) any non-capitalized fees and expenses (including legal, accounting and financing costs) incurred in connection with the negotiation and closing of the Eden Purchase Agreement, the 2016 Financing Documents and the other Eden Transactions in an aggregate amount not to exceed €1,500,000, and (xii)” and

(c) by adding the words “or the Eden Acquisition” immediately after the words “Permitted Acquisition” each time they appear in the penultimate sentence thereof.

7. The definition of “Excluded Subsidiary” is hereby amended by (a) adding the phrase “, the 2016 Financing Documents” immediately after the words “2014 Notes Documents” in clause (ii) of the proviso thereof, (b) adding the words “or indebtedness in respect of the Eden Acquisition Intercompany Transfers” immediately prior to the semicolon at the end of clause (iii) thereof, (c) adding the phrase “and the Eden Group” immediately after the words “Northeast Retail Group” each time they appear in clause (iv) of the proviso thereof and (d) adding the words “nor any of Eden Luxco, Dutch Holdco or Dutch Newco” immediately after the words “Interim Holdco” in the last sentence thereof.

8. The definition of “Permitted Business” is hereby amended by adding the phrase “, including, at any time on and after the Eden Acquisition Closing Date following the consummation of the Eden Acquisition, the business in which the Eden Group is engaged in on the Amendment No. 7 Effective Date” immediately after the phrase “(after giving effect to the Water Acquisition)” contained therein.

9. The definition of “Replacement Indenture” is hereby amended by adding the phrase “, the 2016 Indenture” immediately after the words “2014 Indenture” contained therein.

10. The definition of “Swap Agreement” is hereby amended by adding the following immediately prior to the first semicolon in clause (ii) thereof:

“, in each case entered into by any Loan Party with any Lender or any Affiliate of a Lender, (A) in the case of Chase or any of its Affiliates, without any further action on the part of any Person and (B) in the case of any other Lender or any of its Affiliates, upon delivery to the Administrative Agent of a notice signed by the applicable Lender or its Affiliate and the Borrower Representative designating the obligations under such agreement as Secured Obligations entitled to the benefits of the Collateral Documents”

11. The definition of “Unrestricted Subsidiary” is hereby amended by deleting the reference to “Amendment No. 5 Effective Date” and by replacing it with a reference to “Amendment No. 7 Effective Date”.

12. The following definitions are hereby added to the Credit Agreement in appropriate alphabetical order:

““2016 Bridge Financing Agreement” means that certain credit agreement or other financing agreement constituting Bridge Loan Documentation (as defined in the 2016 Bridge Financing Term Sheet) to be entered into among the Company and the lenders from time to time party thereto providing for bridge financing in an aggregate principal amount not to exceed €450,000,000 (or such greater amount, in an aggregate principal amount not to exceed €500,000,000, with the consent of the Administrative Agent in its discretion), such agreement to be in form and substance satisfactory to the Administrative Agent in its discretion.”

““2016 Bridge Financing Term Sheet” means that certain term sheet delivered to the Administrative Agent and Co-Collateral Agent prior to the Amendment No. 7 Effective Date, as the same may be amended, waived, supplemented or modified in conformity with the terms of this Agreement.

““2016 Bridge Loans” means the loans, if any, made pursuant to the 2016 Bridge Financing Agreement (including any exchange notes issued pursuant thereto).”

““2016 Financing Documents” means the 2016 Bridge Financing Agreement, the 2016 Indenture, the 2016 Notes and all documents related thereto or executed in connection therewith.”

““2016 Indenture” means the indenture pursuant to which unsecured notes in an aggregate principal amount not to exceed €450,000,000 (or such greater amount, in an aggregate principal amount not to exceed €500,000,000, with the consent of the Administrative Agent in its discretion) may be issued by the Company or one of its Subsidiaries to finance the Eden Acquisition or to refinance amounts owing under the 2016 Bridge Financing Agreement, together with, and as amended by, all supplemental indentures executed in connection therewith, such indenture and each such supplemental indenture to be in form and substance satisfactory to the Administrative Agent in its discretion.”

““2016 Notes” means notes issued pursuant to the 2016 Indenture.”

““2016 Notes Interest Escrow Amount” means the amount required to be deposited in escrow for the benefit of the holders of the 2016 Notes for the payment of interest on the 2016 Notes accruing from the date of the issuance thereof until November 10, 2016 under the terms of the 2016 Indenture.”

““Amendment No. 7” means Amendment No. 7 to Credit Agreement, dated as of June 7, 2016, among the Loan Parties party thereto, the Lenders party thereto, the Agents, and the Swingline Lenders and Issuing Banks party thereto.”

““Amendment No. 7 Effective Date” has the meaning assigned to such term in Amendment No. 7.”

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

““Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

““Canadian FinCo” means Cott Finance Corporation, a Canadian federal corporation and a direct, wholly-owned Subsidiary of the Company.”

“Dutch Holdco” means Carbon Holdings Co B.V., a private limited liability company incorporated under the laws of the Netherlands with its statutory seat in Amsterdam, the Netherlands and registered with the Dutch trade register under number 6610743, and a direct, wholly-owned Subsidiary of the Company or a direct wholly-owned Subsidiary of Eden Luxco.

““Dutch Newco” means Carbon Acquisition Co B.V., a private limited liability company incorporated under the laws of the Netherlands with its statutory seat in Amsterdam, the Netherlands and registered with the Dutch trade register under number 6624956, and a direct, wholly-owned Subsidiary of Dutch Holdco.”

““Dutch Target” means Hydra Dutch Holdings 1 B.V.”

““Eden Acquisition” means the acquisition of the sole issued and outstanding share of Dutch Target by Dutch Newco, pursuant to, and on the terms and conditions set forth in, the Eden Purchase Agreement as in effect on the Amendment No. 7 Effective Date (or as may be amended or otherwise modified in accordance with Section 6.12(g)).”

““Eden Acquisition Closing Date” has the meaning given to the term “Closing Date” in the Eden Purchase Agreement.”

““Eden Acquisition Intercompany Transfers” means, collectively, the following transfers, each of which are to occur on or prior to the Eden Acquisition Closing Date for the purposes of funding the Eden Transactions: (i) if the 2016 Notes are issued by Canadian FinCo prior to the Eden Acquisition Closing Date, the loan or other transfer of the proceeds of such notes from Canadian FinCo to the Company, (ii) the loan of such proceeds and/or the proceeds of the 2016 Notes issued by the Company and the proceeds of the 2016 Bridge Financing Agreement (the “2016 Proceeds”) and such other amounts as may be required to fund the Transactions (the “Loaned Transaction Amounts”) from Canadian FinCo to the Company, (ii) the loan of the Loaned Transaction Amounts from the Company to Eden Luxco, (iii) the loan of the Loaned Transaction Amounts from Eden Luxco to Dutch Holdco, and (iv) the loan of the Loaned Transaction Amounts from Dutch Holdco to Dutch Newco; provided that the Company may change the structure of the Eden Acquisition Intercompany Transfers with the consent of the Administrative Agent, to be given or withheld in its discretion.”

““Eden Group” means the collective reference to Dutch Target and its Subsidiaries on the Eden Acquisition Closing Date (and such other Subsidiaries of any member of the Eden Group created after the Eden Acquisition Closing Date permitted hereunder).”

““Eden Luxco” means Carbon Luxembourg S.à r.l. a société à responsabilité limitée incorporated and existing under the laws of Luxembourg, and a direct, wholly-owned subsidiary of the Company.”

““Eden Purchase Agreement” means that certain Share Purchase Agreement dated the Amendment No. 7 Effective Date among Hydra Luxembourg Holdings S.à r.l., Dutch Newco and the Company, including all annexes, exhibits and schedules thereto, as the same may be amended, waived, supplemented or modified in conformity with the terms of this Agreement.”

““Eden Transactions” means (a) the consummation of the Eden Acquisition, (b) the making of Loans hereunder to finance all or part of one or more of the transactions contemplated under clauses (a), (e) and (f) of this definition, (c) if the 2016 Notes are not issued on or prior to the Eden Acquisition Closing Date in an aggregate principal amount equal to at least the greater of (i) €450,000,000 and (ii) the maximum amount available under Section 6.01(s) after giving effect to any increases consented to by the Administrative Agent in its discretion, the closing and funding of the 2016 Bridge Financing Agreement, (d) the issuance of the 2016 Notes, and (i) if the 2016 Notes are issued prior to the Eden Acquisition Closing Date, the deposit of the proceeds thereof into escrow for the benefit of the holders of the 2016 Notes in the event that the Eden Acquisition is not consummated and released to the holders if the Eden Acquisition does not occur prior to a specified date or released to fund the Eden Acquisition if it is consummated by such date, (ii) if the 2016 Notes are issued on the Eden Acquisition Closing Date, the application of the proceeds thereof to fund the Eden Acquisition and other permitted purposes or (iii) if the 2016 Notes are issued after the Eden Acquisition Closing Date, the application of the proceeds thereof to repay the loans under the 2016 Bridge Loans, (e) the repayment of the outstanding notes of Hydra Dutch Holding 2 BV outstanding on the Amendment No. 7 Effective Date, the revolving credit facility of Hydra Dutch Holding 2 BV in existence on the Amendment No. 7 Effective Date and such other indebtedness of the Dutch Target and its subsidiaries as may be agreed upon by the Administrative Agent, in each case on or prior to the Eden Acquisition Closing Date and (f) the payment of all fees, costs and expenses incurred in connection with the foregoing.”

““EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

““EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.’

““EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.’

““EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.’

““Specified 2016 Sale and Leaseback Transaction” means (a) a sale to a Person who is not an Affiliate of the Borrowers of one or more parcels of real estate located in the United Kingdom and owned by a Loan Party that are included on the list set forth on Exhibit H-1, or otherwise are reasonably acceptable to Administrative Agent in its discretion, (b) the acquisitions, disposition or exchange of certain immaterial parcels of real property adjacent to the sold parcel in connection with such sale and (c) the subsequent leasing of such parcels by one or more Loan Parties from the purchaser, and in each case that otherwise complies with Section 6.06 and the other terms of the Loan Documents.”

““Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

13. Section 2.09(f) of the Credit Agreement is hereby amended by adding the phrase “, the 2016 Financing Documents” immediately after the words “2014 Notes Documents” in clause (ii) thereof.

14. Section 2.11(c)(3) of the Credit Agreement is hereby amended by (a) deleting the phrase “or to prepay” therefrom and replacing it with the phrase “or to the prepayment of”, (b) replacing the phrase “redeem or repurchase the Water Preferred Shares, the 2014 Notes, the Water Secured Notes, the Cott Unsecured Notes, or the Replacement Notes, or to the prepayment of the Sidel Water Capital Lease or the Sidel Purchase Financing” both times they appear in the second proviso thereof with the following:

“redeem or repurchase the Water Preferred Shares, the 2014 Notes, the 2016 Notes, the Water Secured Notes, the Cott Unsecured Notes, or the Replacement Notes, or to the prepayment of the Sidel Water Capital Lease, the Sidel Purchase Financing or the 2016 Bridge Financing Agreement”; and

(b) by deleting the last sentence thereof in its entirety and replacing it with the following:

“For purposes of this Section 2.11(c) the 2014 Notes, the 2016 Notes, the Water Secured Notes, the Cott Unsecured Notes, or the Replacement Notes shall be deemed to be “redeemed” at the time that a Borrower or Restricted Subsidiary (or, in the case of the 2016 Notes, either the Company or Canadian FinCo) deposits with the trustee under the 2014 Indenture, the 2016 Indenture, the Water Secured Notes Indenture, the Cott Unsecured Notes Indenture, or any Replacement Indenture, as applicable, the funds sufficient to redeem the applicable 2014 Notes, the 2016 Notes, Water Secured Notes, Cott Unsecured Notes or Replacement Notes.”

15. Section 3.02 of the Credit Agreement is hereby amended by adding the phrase “, the Eden Transactions” immediately after the words “The Transactions” in the first sentence thereof.

16. Section 3.03 of the Credit Agreement is hereby amended by adding the phrase “, the Eden Transactions” immediately after the parenthetical in the first sentence thereof.

17. Section 3.06(a)(ii) of the Credit Agreement is hereby amended by adding the phrase “, the Eden Transactions” immediately after the words “the Transactions”.

18. Section 3.19 of the Credit Agreement is hereby amended by (a) adding the phrase “, the 2016 Bridge Financing Term Sheet” immediately after the words “2014 Notes Documents” in the first sentence thereof, and (b) adding the words “the 2016 Financing Agreements,” immediately prior to the words “Replacement Notes Documents” each time they appear therein.

19. Section 3.22 of the Credit Agreement is hereby amended by (a) deleting the phrase “Amendment No. 5 Effective Date” each time it appears therein and by inserting in its stead the phrase “Amendment No. 7 Effective Date” and (b) adding the phrase “and the Eden Group” immediately after the words “Northeast Retail Group” each time they appear therein.

20. Section 4.02(d) of the Credit Agreement is hereby amended by adding the phrase “, (upon and after the effectiveness thereof) the 2016 Financing Agreements” immediately after the words “2014 Indenture” in the first sentence thereof.

21. Section 4.02(e) of the Credit Agreement is hereby amended by adding the phrase “, the 2016 Financing Agreements” immediately after the words “2014 Indenture” each time they appear therein.

22. Section 5.01(s) of the Credit Agreement is hereby amended and restated in its entirely to read as follows:

“(s) promptly after the effectiveness thereof, copies of (i) any Other First-Priority Documents (as defined in the Intercreditor Agreement), (ii) each 2016 Financing Document, (iii) any amendments, restatements, supplements or other modifications to any Other First-Priority Document, any Second-Priority Document (as defined in the Intercreditor Agreement) or any 2016 Financing Document and (iv) any new Second-Priority Documents; and.”

23. Section 5.01 the Credit Agreement is hereby further amended by adding a new clause (t) thereto which shall read in its entirety as follows:

(t) promptly after the same becomes available to the Loan Parties, but in no event later than the Eden Acquisition Closing Date, deliver to the Lenders:

(i) (a) audited consolidated balance sheets for the three most recently completed fiscal years ended on or before the 90th day prior to the Eden Acquisition Closing Date and related statements of income, stockholders’ equity and cash flows of Dutch Target (or Hydra Dutch Holdings 2 B.V.) and its consolidated subsidiaries and (b) unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of Dutch Target (or Hydra Dutch Holdings 2 B.V.) and its consolidated subsidiaries for each subsequent fiscal quarter (other than any fiscal fourth quarter) ended on or before the 45th day before the date such financial statements are delivered prepared in accordance with International Finance Reporting Standards or International Accounting Standard 34, “Interim Financial Reporting”; and

(ii) a pro forma consolidated balance sheet and income statement, showing the results of operations and financial condition of the combined group of the Company and its Subsidiaries and the Eden Group with respect to the most recent fiscal year end as to which financial statements shall have been delivered for the Eden Group as set forth in the preceding paragraph and most recent fiscal quarter end as to which financial statements shall have been delivered for the Eden Group as set forth in the preceding paragraph, in each case prepared after giving effect to the Eden Transactions as if the Eden Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such other statement of income), which include adjustments customary for Rule 144A transactions, it being understood that any purchase accounting adjustments may be preliminary in nature and be based only on estimates and allocations determined by the Borrower.

24. Section 5.02 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of the clause (g) thereof, (b) by deleting the period at the end of the clause (h) thereof, replacing it with “; and”, and (c) adding the following clause (i) immediately after clause (h) thereof:

“(i) (i) any material amendment, modification, termination (or claimed termination) or waiver of, or consent under, the Eden Purchase Agreement or the 2016 Bridge Financing Term Sheet, (ii) any written notice of any claimed breach or default under the Eden Purchase Agreement or the 2016 Financing Documents, or (iii) any notice from any lender party to the “Commitment Letter” referred to therein (the “Bridge Commitment Letter”) or the Eden Purchase Agreement to the effect that such Person’s commitments or obligations thereunder shall have terminated (or, in the case of the Bridge Commitment Letter, that the lenders party thereto cease to be bound by the terms thereof) other than the expiration of the commitments or obligations thereunder in accordance with its terms.”

25. The first sentence of Section 5.08 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“The proceeds of the Loans will be used only (i) to pay a portion of the purchase price for the Water Acquisition and the Eden Transaction, (ii) to pay fees, costs and expenses and effect refinancings in connection with the Transactions, the Water Transactions and the Eden Transactions, and (iii) for working capital needs and general corporate purposes.”

26. The first sentence of Section 5.12 is hereby amended by adding the following phrase at the end thereof:

“; and provided further, that Dutch Holdco, Dutch Newco and Eden Luxco shall not be required to deliver such deposit account control agreements (or similar agreements) with respect to accounts opened with ING or any other depositary institution prior to the Eden Acquisition Closing Date until ninety days after the Amendment No. 7 Closing Date (or such later date as the Administrative Agent may agree in its sole discretion).”

27. Section 5.13(a) of the Credit Agreement is hereby amended by adding the phrase “and the Eden Group” immediately after the words “Northeast Retail Group” each time they appear therein.

28. The last sentence of Section 5.13(a) and the last sentence of Section 5.13(b) are each hereby amended by adding the following phrase at the end thereof:

“; provided, that no such grant, pledge or Lien shall be required with respect to the assets of Dutch Newco, Dutch Holdco and Eden Luxco and the equity interests issued by such entities until the Eden Acquisition Closing Date (or such later date as the Administrative Agent may agree in its sole discretion)”

29. Section 5.14 of the Credit Agreement is hereby amended by (a) deleting the reference to “Amendment No. 5 Effective Date” in the first sentence thereof and by replacing it with a reference to “Amendment No. 7 Effective Date”, (b) adding the words “Eden Luxco, Dutch Holdco and Dutch Newco” after the words “Interim Holdco” as they appear in the first parenthetical thereof, (c) adding the phrase “, the 2016 Financing Documents” immediately after the words “2014 Notes Documents” in clause (iv) thereof and (d) adding the phrase “and the Eden Group” immediately after the words “Northeast Retail Group” each time they appear in clause (vii) of the proviso thereof.

30. Article V of the Credit Agreement is hereby further amended by adding a new Section 5.18 thereto, which shall read in its entirety as follows:

“5.18. Canadian FinCo. The Loan Parties shall cause Canadian FinCo and any other issuer of the 2016 Notes and any other borrower under the 2016 Bridge Financing Agreement (a) to become a Loan Party hereunder or (b) to merge into or consolidate or amalgamate with another Person so long as the survivor of such combination is a Loan Party, in each case no later than 11:59 P.M., Chicago time, on the Eden Acquisition Closing Date (or such later date as Administrative Agent may agree, but no later than two Business Days thereafter).”

31. Section 6.01 of the Credit Agreement is hereby amended by (a) adding the phrase “, the 2016 Financing Documents” immediately after the words “2014 Notes Documents” in clause (f) thereof, (b) replacing the reference to “and (q)” contained in clause (h) thereof with a reference to “, (q) and (s)”, (c) adding the phrase “or the Eden Acquisition (in the case of the Eden Acquisition, to the extent such Indebtedness is disclosed on Schedule 6.01-1 hereof or is otherwise consented to by the Administrative Agent in its discretion)” immediately after the words “Permitted Acquisition” as they appear in each of clauses (k)(x) and (k)(y) thereof, (d) adding the words “and the Indebtedness of the Eden Group on Schedule 6.01-1 (or otherwise consented to by the Administrative Agent as provided above) ” immediately after the words “Water Group” as they appear in the second proviso of clause (k) thereof, (e) deleting the reference to “clause (k)” at the end of the second proviso of clause (k) thereof and replacing it with a reference to “clause (ii)”, (f) deleting the word “and” at the end of clause (q) thereof, (g) replacing the period at the end of clause (r) thereof with a semicolon and (h) inserting new clauses (s) and (t) after clause (r) thereof, which shall read in their entirety as follows:

“(s) Indebtedness of the Company under the 2016 Financing Documents in an aggregate principal amount not to exceed €450,000,000 (or such greater amount, in an aggregate principal amount not to exceed €500,000,000, with the consent of the Administrative Agent in its discretion); and

(t) Indebtedness arising from the Eden Acquisition Intercompany Transfers; provided that each Eden Acquisition Intercompany Transfer that constitutes Indebtedness shall be evidenced by a promissory note pledged pursuant to the applicable Security Agreement (or a security agreement under the laws of an applicable non-U.S. jurisdiction) in form and substance acceptable to, and shall include subordination terms acceptable to, the Administrative Agent.

32. Section 6.02 of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of the clause (ii) of the proviso of clause 6.02(e) and inserting a comma in its stead, (b) adding the phrase “and (iv) all Liens existing on the properties of the Eden Group on the Eden Acquisition Closing Date are listed on Schedule 6.02-1 hereto” at the end of clause (e) thereof, (c) deleting the word “and” at the end of clause (o) thereof, (d) replacing the period at the end of clause (p) thereof with “; and” and (e) inserting new clause (q) after clause (p) thereof, which shall read in its entirety as follows:

“(r) any security interest or set-off arrangements entered into by a Loan Party incorporated under the laws of the Netherlands in respect of disbursement accounts in the ordinary course of its banking arrangements which arise from the Dutch general banking conditions (algemene bankvoorwaarden).”

33. Section 6.03(a)(v) of the Credit Agreement is hereby amended by adding the words “and the Eden Acquisition” immediately after the words “Water Acquisition” as they appear in the parenthetical thereof.

34. Section 6.04 of the Credit Agreement is hereby amended by (a) adding the words “which in the case of Loan Parties, shall be” immediately after the phrase “Permitted Investments,” in clause (a)(i) thereof, (b) adding the phrase “(but in the case of Dutch Holdco, Dutch Newco and Eden Luxco, such security interests shall not be required to be created prior to the date by which such Persons are required to grant Liens on such property pursuant to Section 5.13(a))” immediately after the word “Permitted Perfection Limitations” in clause (a)(i) thereof, (c) adding the words “and the Eden Acquisition” immediately after the words “Permitted Acquisitions” as they appear in the second line of clause (l) thereof, (d) adding the words “or the Eden Acquisition” immediately after the words “Permitted Acquisition” the first time they appear in the proviso in clause (l) thereof, (e) adding the words “or the Eden Acquisition, as the case may be” immediately after the words “Permitted Acquisition” the second time they appear in the proviso in clause (l) thereof, (f) adding the phrase “(with, for the purpose of the Eden Acquisition only, this clause (y) being calculated without giving effect to the Eden Acquisition)” immediately before the semicolon at the end of clause (l) thereof, (g) deleting the word “and” at the end of clause (w) thereof, (h) deleting the period at the end of clause (x) thereof and replacing it with a semicolon and (i) adding new clauses (y), (z) and (aa) immediately after clause (x) which shall read in their entirety as follows:

“(y) investments of any member of the Eden Group existing at the time such Person becomes a Restricted Subsidiary of a Borrower or consolidates or merges with a Borrower or any of its Restricted Subsidiaries, in each case, in connection with the Eden Acquisition, so long as such investments were not made in contemplation of such Person becoming a Subsidiary or in contemplation of such consolidation or merger;

(z) investments arising from the Eden Acquisition Intercompany Transfers; and

(aa) the Company may loan or otherwise invest an amount not to exceed the 2016 Notes Interest Escrow Amount to Canadian FinCo on or after the date of the issuance of the 2016 Notes so long as the 2016 Notes are issued prior to the Eden Acquisition Closing Date;”

35. Section 6.06 of the Credit Agreement is hereby amended by adding the following provision immediately before the period at the end thereof:

“or the Specified 2016 Sale and Leaseback Transactions; and provided, further that to the extent the Specified 2016 Sale and Leaseback Transaction provides for the sale of any real estate that is either subject to a Mortgage or on which any Eligible Equipment is located, the Company shall have delivered to the Collateral Agents an Aggregate Borrowing Base Certificate, together with a Borrowing Base Certificate for any Borrowing Base Contributor that is selling such assets, which calculates such Borrowing Base Contributor’s Borrowing Base, in each event after giving effect to such sale”

36. Section 6.11(iii) of the Credit Agreement is hereby amended by adding the phrase “, the 2016 Financing Documents” after the words “2014 Indenture” each time they appear therein.

37. Section 6.12 of the Credit Agreement is hereby amended by (a) adding the phrase “, any 2016 Financing Document” immediately after the words “2014 Notes Document” as they appear in clause (a) thereof and (b) adding a new clause (g) thereto, which shall read in its entirety as follows:

“(g) No Loan Party shall, nor shall it permit its Subsidiaries to, amend, waive or modify any provision of the Eden Purchase Agreement or the 2016 Bridge Loan Term Sheet, in each case, in any manner that could reasonably be expected to be adverse to the Lenders in any material respect.”

38. Section 6.14(b) of the Credit Agreement is hereby amended by adding the phrase “, 2016 Financing Document” immediately after the words “2014 Notes Document” each time they appear therein.

39. Section 6.15 of the Credit Agreement is hereby amended by (a) adding the phrase “; etc.” at the end of the caption of such Section, (b) adding the phrase “, or, until they have granted Liens on their assets to secured the Secured Obligations pursuant to the requirements of Section 5.13, Canadian FinCo, Eden Luxco, Dutch Holdco or Dutch Newco” immediately after the words “Interim Holdco” as they appear in the third line thereof, (c) adding the phrase “(except in the case of Indebtedness in respect to the Eden Acquisition Intercompany Transfers, such Liens shall be in place at the time specified in Section 5.13 hereof)” immediately after the words “perfected Lien’ at the end of clause (iii) thereof, (d) adding the phrase “, 2016 Financing Documents” immediately after the words “2014 Indenture” as they appear in clause (iii) thereof and (e) adding the following phrase immediately prior to the period in the last sentence thereof:

“, and Canadian FinCo, Eden Luxco, Dutch Holdco and Dutch Newco can own the assets and incur the liabilities resulting from the Eden Acquisition Intercompany Transfers solely to the extent described in such definition”

40. Section 9.02(c)(i) is hereby amended by adding the phrase “(for the purposes of this clause (ii), an affected Lender shall include any Lender with an Affiliate that is owed Unliquidated Obligations at such time)” immediately after the words “affected Lender” as they appear therein.

41. Section 9.03(b) of the Credit Agreement is hereby amended by adding the phrase “, the Eden Transactions” immediately after the words “Water Transaction” as they appear therein.

42. The Credit Agreement is further amended by adding a new Section 9.21 thereto, which shall read in its entirety as follows:

“Section 9.21. Bail-In. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

43. The Schedules of the Credit Agreement are hereby amended by amending and restating the Commitment Schedule and Schedules 1.01(c) and 1.01(f) to the Credit Agreement as set forth on the Commitment Schedule and Schedules 1.01(c) and 1.01(f), respectively, attached to this Amendment as the Commitment Schedule and Schedules 1.01(c) and 1.01(f), respectively. The Schedules of the Credit Agreement are hereby further amended by adding new Schedules 6.01-1 and 6.02-1 to the Credit Agreement as set forth on Schedules 6.01-1 and 6.02-1, respectively, attached to this Amendment as Schedules 6.01-1 and 6.02-1, respectively.

44. The Exhibits of the Credit Agreement are hereby amended by adding a new Exhibit H-1 to the Credit Agreement as set forth on Exhibit H-1 attached to this Amendment as Exhibit H-1.

II. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the first date (the “Amendment No. 7 Effective Date”) on which each of the following conditions precedent have been satisfied:

1. The Administrative Agent (or its counsel) shall have received either (A) a counterpart of this Amendment signed by each Borrower, each other Loan Party, the Agents, the Issuing Banks, the Swingline Lenders, and the Required Lenders or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or pdf transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment.

2. The Administrative Agent shall have received Joinder Agreements executed and delivered by each of Dutch Newco, Dutch Holdco and Eden Luxco (the “Amendment No. 7 Joinders”).

3. The Administrative Agent and the Lenders shall have received opinions of counsel, in form and substance satisfactory to the Administrative Agent, relating to Dutch Newco, Dutch Holdco, Eden Luxco, the Amendment No. 7 Joinders and the Amended Credit Agreement.

4. The Administrative Agent shall have received (i) a certificate of each of Dutch Newco, Dutch Holdco and Eden Luxco, each dated the Amendment No. 7 Effective Date and executed by its Secretary, Assistant Secretary or Director, which shall (A) certify the resolutions of the Board of Directors, members or other body authorizing the execution, delivery and performance of the Amendment No. 7 Joinder Agreement to which it is a party, (B) identify by name and title and bear the signatures of its Financial Officers, as applicable, and any of its other officers authorized to sign the Amendment No. 7 Joinder to which it is a party, this Amendment and the Loan Documents to which it is a party, and (C) certifying true, correct and complete copies of its certificate or articles of incorporation, articles of association or organization, together with all amendments thereto, certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws, memorandum and articles of association or operating, management or partnership agreement (or other equivalent organizational documents), together with all amendments thereto, and (ii) to the extent relevant in its jurisdiction of organization, a short form or long form certificate of good standing, status or compliance, as applicable, together with any bring-down certificates, confirmations or facsimiles, if any, for such Person from its jurisdiction of organization, each dated a recent date on or prior to the Amendment No. 7 Effective Date.

5. No Default shall have occurred and be continuing under any Loan Document on the Amendment No. 7 Effective Date.

6. Each of the representations and warranties contained in the Loan Documents and in Section III of this Amendment are, in each case, true and correct in all material respects as the Amendment No. 7 Effective Date (or, if such representations and warranties are as of a prior date, were true and correct in all material respects as of such prior date).

7. The Administrative Agent shall have received a certificate, signed by the chief financial officer or treasurer of the Borrower Representative on behalf of each Borrower on the Amendment No. 7 Effective Date certifying as to the matters set forth in Sections II.5 and 6, above.

8. The Administrative Agent shall have received Process Agent appointment letters, in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by Dutch Newco, Dutch Holdco and Eden Luxco.

9. The Administrative Agent and each Lender shall have received (within a reasonable period of time prior to the Amendment No. 7 Effective Date) all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act relating to Eden Luxco, Dutch Holdco and Dutch Newco.

III. Representations and Warranties of the Loan Parties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each Lender and each Agent as of the Amendment No. 7 Effective Date:

1. Each Loan Party has the legal power and authority to execute and deliver this Amendment and the officers of each Loan Party executing this Amendment have been duly authorized to execute and deliver the same and bind such Loan Party with respect to the provisions hereof.

2. Dutch Newco, Dutch Holdco and Eden Luxco each has the legal power and authority to execute and deliver the Amendment No. 7 Joinder to which it is a party and the officers of Dutch Newco, Dutch Holdco and Eden Luxco executing the Amendment No. 7 Joinder to which it is a party have been duly authorized to execute and deliver the same and bind Dutch Newco, Dutch Holdco or Eden Luxco, as the case may be, with respect to the provisions thereof.

3. This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.

4. The Amendment No. 7 Joinders have been duly executed and delivered by Dutch Newco, Dutch Holdco or Eden Luxco, as the case may be.

5. This Amendment and the Amended Credit Agreement each constitutes the legal, valid and binding obligations of each Loan Party (including each of Dutch Newco, Dutch Holdco and Eden Luxco), enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

6. The execution and delivery by each Loan Party (including each of Dutch Newco, Dutch Holdco and Eden Luxco) of this Amendment, the performance by each Loan Party of its obligations under this Amendment, the Amended Credit Agreement and under the other Loan Documents to which it is a party and the consummation of the transactions contemplated by this Amendment, the Amended Credit Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law or conflict with any Certificate of Incorporation, By-Laws, or other organizational or governing documents (including, without limitation, the Memorandum and Articles of Association), in each case applicable to any Loan Party or any of its Subsidiaries, (iii) will not violate or result in a default under any indenture or other agreement governing Indebtedness or any other material agreement or other instrument binding upon any Loan Party or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents.

7. Each Borrower and each other Loan Party hereby reaffirms all covenants and the representations and warranties contained in the Loan Documents and in this Section III and agrees and confirms that all such representations and warranties are true and correct in all material respects on and as of the Amendment No. 7 Effective Date as though made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date.

IV. Reference to and Effect on the Credit Agreement.

1. Upon the effectiveness of this Amendment pursuant to Section II above, on and after the Amendment No. 7 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.

2. Except as specifically amended or modified by this Amendment, the Credit Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

3. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any other Agent, the Issuing Banks, the Swingline Lenders, or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, any other Loan Document, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

V. Costs and Expenses. Each Borrower agrees to pay all reasonable out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Co-Collateral Agent, incurred by any Agent and any of its Affiliates in connection with the preparation, arrangement, execution and enforcement of this Amendment and all other instruments, agreements and other documents executed in connection herewith. To the extent invoiced on or before the Amendment No. 7 Effective Date, all costs and expenses in connection with this Amendment are due on or prior to the Amendment No. 7 Effective Date.

VI. Miscellaneous.

1. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND ANY DISPUTE BETWEEN ANY BORROWER AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT, THE AMENDED CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS).

2. Waiver. To induce the Administrative Agent, the other Agents, the Issuing Banks, the Swingline Lenders and the Lenders to enter into this Amendment, each Loan Party further acknowledges that it has no actual or potential defense, offset, claim, counterclaim or cause of action against the Administrative Agent or any other Agent or Lender for any actions or events occurring on or before the Amendment No. 7 Effective Date, and each Loan Party hereby waives and releases any right to assert same.

3. Headings. Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

4. Terms Generally. References in this Amendment, the Credit Agreement and the Amended Credit Agreement to the words “clause” and “paragraph” shall be construed to have the same meaning.

5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by other electronic image scan transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by facsimile or by other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic image scan transmission.

6. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Amended Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Amended Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Amended Credit Agreement or any of the other Loan Documents.

7. Amendment Constitutes Loan Document. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement, the Amended Credit Agreement and the other Loan Documents.

VII. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 7 Effective Date, the Loan Parties and the Administrative Agent shall treat (and the Lenders hereby authorize the administrative agent to treat the Amended Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

VIII. Reaffirmation.

1. Reaffirmation of Obligations and Liabilities. Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment No. 7 on the Amendment No. 7 Effective Date, all of its respective obligations under each of the Loan Documents to which such Loan Party is a party are reaffirmed, and remain in full force and effect on a continuous basis, without novation. Each Loan Party acknowledges that the guarantees, obligations and liabilities of such Loan Party under the Credit Agreement continue in full force and effect on a continuous basis without novation, unpaid and undischarged, except as expressly provided in the Amended Credit Agreement, pursuant to the Amended Credit Agreement.

2. Reaffirmation of Liens. As of the Amendment No. 7 Effective Date, each Loan Party reaffirms each Lien it granted in favor of the Administrative Collateral Agent or UK Security Trustee, as applicable for the benefit of the Secured Parties and any Liens that were otherwise created or arose in favor of the Administrative Collateral Agent for the benefit of the Secured Parties, and reaffirms each other right and obligation, in each case, under or as set forth in each of the Loan Documents to which such Loan Party is a party, which shall continue in full force and effect during the term of the Amended Credit Agreement and any amendments, amendments and restatements, supplements or other modifications thereof and shall continue to secure the Secured Obligations of the Loan Parties, including, without limitation, all Obligations as defined in the Amended Credit Agreement, and secure the obligations of the other Loan Parties under each Loan Document, in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement and the other Loan Documents.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWERS:

COTT CORPORATION CORPORATION COTT

By	/s/ Shane Perkey
Name: Shane Perkey
Title: Treasurer

COTT BEVERAGES INC.

By	/s/ Shane Perkey
Name: Shane Perkey
Title: Treasurer

CLIFFSTAR LLC

By	/s/ Shane Perkey
Name: Shane Perkey
Title: Treasurer

COTT BEVERAGES LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

DS SERVICES OF AMERICA, INC.

By	/s/ Shane Perkey
Name: Shane Perkey
Title: Treasurer

Signature page to Amendment No. 7 to Credit Agreement

OTHER LOAN PARTIES:

156775 CANADA INC.

By	/s/ Shane Perkey
Name: Shane Perkey
Title: Treasurer

967979 ONTARIO LIMITED

By	/s/ Shane Perkey
Name: Shane Perkey
Title: Treasurer

804340 ONTARIO LIMITED

By	/s/ Shane Perkey
Name: Shane Perkey
Title: Treasurer

2011438 ONTARIO LIMITED

By	/s/ Shane Perkey
Name: Shane Perkey
Title: Treasurer

COTT RETAIL BRANDS LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

2

COTT LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

COTT EUROPE TRADING LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

COTT PRIVATE LABEL LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

COTT NELSON (HOLDINGS) LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

COTT (NELSON) LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

COTT HOLDINGS INC.

By	/s/ Shane Perkey
Name: Shane Perkey
Title: Treasurer

3

INTERIM BCB, LLC

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

COTT VENDING INC.

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

CAROLINE LLC

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

COTT UK ACQUISITION LIMITED

By	/s/ Jay Wells
	Name:	Jay Wells
	Title:	Director

COTT LUXEMBOURG S.À R.L.

By	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Class A Manager

4

COTT DEVELOPMENTS LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

COOKE BROS HOLDINGS LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

COOKE BROS. (TATTENHALL), LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

CALYPSO SOFT DRINKS LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

TT CALCO LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

MR FREEZE (EUROPE) LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

5

COTT VENTURES UK LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

COTT VENTURES LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

AIMIA FOODS HOLDINGS LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

AIMIA FOODS LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

AIMIA FOODS GROUP LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

STOCKPACK LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

6

AIMIA FOODS EBT COMPANY LIMITED

By	/s/ Jason Ausher
Name: Jason Ausher
Title: Director

DS CUSTOMER CARE, LLC

By	/s/ Shane Perkey
Name: Shane Perkey
Title: Treasurer

COTT BEVERAGES LUXEMBOURG S.À R.L.

By	/s/ Jerry Hoyle
Name: Jerry Hoyle
Title: Class A Manager

AQUATERRA CORPORATION

By	/s/ Shane Perkey
Name: Shane Perkey
Title: Treasurer

4368479 CANADA LIMITED

By	/s/ Shane Perkey
Name: Shane Perkey
Title: Treasurer

7

1702922 ONTARIO LIMITED

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

CARBON LUXEMBOURG S.À R.L.

By	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Class B Manager

CARBON HOLDINGS CO B.V.

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Managing Director A

By	/s/ P van Duuren
	Name:	P van Duuren
	Title:	Managing Director B

CARBON ACQUISITION CO B.V.

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Managing Director A

By	/s/ P van Duuren
	Name:	P van Duuren
	Title:	Managing Director B

8

JPMORGAN CHASE BANK, N.A., individually, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Lisa A. Morrison
	Name:	Lisa A. Morrison
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Administrative Collateral Agent

By	/s/ Lisa A. Morrison
	Name:	Lisa A. Morrison
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as an Issuing Bank,
as a Swingline Lender and as a Lender

By	/s/ Agostino A. Marchetti
	Name:	Agostino A. Marchetti
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as an Issuing Bank, as
a Swingline Lender and as a Lender

By	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee

By	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Authorized Officer

9

WELLS FARGO CAPITAL FINANCE, LLC,
as Co-Collateral Agent and as a Lender

By	/s/ Tony Leadbetter
	Name:	Tony Leadbetter
	Title:	Vice President

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By	/s/ David G. Phillips
	Name:	David G. Phillips
	Title:	Senior Vice President

WELLS FARGO BANK, N.A. (LONDON BRANCH), as a Lender

By	/s/ N B Hogg
	Name:	N B Hogg
	Title:	Authorised Signatory

10

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By	/s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

11

COMMITMENT SCHEDULE

Lender	Commitment
JPMorgan Chase Bank, N.A. and affiliates	$87,200,000.00
Deutsche Bank AG New York Branch and affiliates	$72,000,000.00
Bank of America, N.A. and affiliates	$57,200,000.00
Wells Fargo Capital Finance, LLC, and affiliates	$144,400,000.00
PNC Bank, National Association and affiliates	$39,200,000.00

Total	$400,000,000.00

SCHEDULE 1.01(c)

Unrestricted Subsidiaries

Prior to the Eden Acquisition Closing Date:

Cott IP Holdings Corp.

Northeast Retailer Brands, LLC

Effective as of the Eden Acquisition Closing Date:

Cott IP Holdings Corp.

Northeast Retailer Brands, LLC

Cott Finance Corporation

SCHEDULE 1.01(f)

Excluded Subsidiaries

Prior to the Eden Acquisition Closing Date:

Cott (Barbados) IBC Ltd.

Cott do Brasil Industria, Comercio, Importacao e Exportacao de Bebidas e Concentrados Ltda

Cott (Hong Kong) Limited

Cott Retail Brands Netherlands BV

Cott Maquinaria y Equipo, S.A. de C.V.

Cott Embotelladores de Mexico S.A. de C.V.

Ad Personales, S.A. de C.V.

Servicios Gerenciales de Mexico, S.A. de C.V.

Effective as of the Eden Acquisition Closing Date:

Cott (Barbados) IBC Ltd.

Cott do Brasil Industria, Comercio, Importacao e Exportacao de Bebidas e Concentrados Ltda

Cott (Hong Kong) Limited

Cott Retail Brands Netherlands BV

Cott Maquinaria y Equipo, S.A. de C.V.

Cott Embotelladores de Mexico S.A. de C.V.

Ad Personales, S.A. de C.V.

Servicios Gerenciales de Mexico, S.A. de C.V.

Mey Eden Ltd.

Mey Eden Bar – First Class Services Ltd.

Mey Eden Production (2007) Ltd.

Mey Eden Marketing (2000) Ltd.

Café Espresso – Italia Ltd.

Pauza Coffee Services Ltd.

Dispensing Coffee Club (IAI-2003) Ltd.

Chateau d’Eau SAS

Eden Springs sp. z o.o.

Eden Distrybucja sp. z o.o.

HorseLux S.à r.l.

Hydra Dutch Holdings 1 B.V

Hydra Dutch Holdings 2 B.V

Eden Springs Europe B.V

Eden Springs (Nederland) BV

Eden Springs Portugal S.A

Eden Springs International SA

Eden Springs (Europe) SA

Eden Springs (Switzerland) SA

SEMD, Société des eaux minérales de Dorénaz SA

Eden Springs Scandinavia AB

Eden Springs (Sweden) AB

Eden Springs i Porla Brunn AB

Eden Springs (Deutschland) GmbH*

Eden Water and Coffee Deutschland GmbH

Eden Springs Estonia OÜ

Eden Springs Latvia SIA

SIA «OCS Services»

UAB Eden Springs Lietuva

Eden Springs Espana S.A.U

Eden Integración S.L.U

Eden Centro Especial de Empleo S.L.U

Eden Springs (Norway) AS

Eden Springs (Denmark) AS

Eden Springs OY Finland

LLC Eden Springs

Valspar Investments Ltd.*

Eden Springs Hellas SA*

Eden Springs UK Ltd.

21st Century Water Coolers Ltd.*

Hydropure Distribution Ltd.*

Aquacoast Ltd.*

Aquarious (South West) Ltd.*

Aquarious Water Company Ltd.*

Aquarious Water Services Ltd.*

Caledonian Coolers Ltd.*

Cool Water (London) Ltd.*

Coola Vend Ltd.*

Krystal Fountain Water Co. Ltd.*

London Springs Ltd.*

Natural Water Ltd.*

Nature Springs Water Company Ltd.*

Northumbrian Spring Ltd.*

Quench Water Systems Holdings Ltd.*

Quench Water Systems Ltd.*

Quench Drinking Water Solutions Ltd*

Quench Point Ltd*

Quench Drinking Water Systems Ltd.*

Kafevend Holdings Ltd.*

Kafevend Group Ltd.*

Office Refreshments Ltd.*

Palm Water Company Ltd.*

Premier Pure Water Ltd.*

Pure Choice Watercoolers Ltd.*

Q2O Ltd.*

Rydon Springwater (UK) Ltd.*

Seven Springs Ltd.*

Southwater Enterprises Ltd.*

Water at Work Ltd.*

Water Coolers (Rentals) Ltd.*

Water Waiter Ltd.*

Watercoolers Group Ltd.*

Watercoolers Ltd.*

Wellbrook Water Coolers (Rentals) Ltd.*

Wellbrook Watercoolers Ltd.*

The Shakespeare Coffee Company Ltd.*

Garraways Ltd.*

*	Dormant entity.

SCHEDULE 6.01-1

Eden Indebtedness

(a)	Guaranty by Hydra Dutch Holdings 2 B.V of overdraft obligations of GetFresh cp. Zo.o in an aggregate principal amount of up to 4,000,000 PLN pursuant to that certain Guarantor’s Statement dated 29 January 2016 in favor of mBank Spolka Akcyjna.

(b)	NIS 25,000,000 working capital facility agreement entered into in 2016, among the Israeli subsidiaries of the Eden Group party thereto as of the Amendment No. 7 Effective Date and Mizrahi Tefahot Bank Ltd, to cover an overdraft facility, letter of credit, guarantee and other general purposes (the “Israeli Facility”).

(c)	€1,000,000 term facility in France, €600,000 of which was drawn as at 31 March 2016 pursuant to that certain Crédit de trésorerie agreement dated 17 December 2015 by and between Chateau d’Eau SAS and La Societe Generale.

(d)	5,000,000 PLN facility agreement dated 13 October 2015, between the Polish subsidiary of the Eden Group party thereto as of the Amendment No. 7 Effective Date and Raiffeisen Bank Polska Spolka Akcyina, ~2,000,000 PLN of which was drawn as at 31 March 2016.

(e)	20,000,000 PLN factoring facility agreement dated 10 November 2015 between the Polish subsidiary of the Eden Group party thereto as of the Amendment No. 7 Effective Date and Raiffeisen Bank Polska Spolka Akcyina.

(f)	Letters of Credit:

(i)	Letter of Credit with a face amount of $451,997 issued by Rabobank Nederland for the account of Eden Springs Europe B.V. in favor of Chinatrust Commercial Bank.

(ii)	Letter of Credit with a face amount of $106,976 issued by Rabobank Nederland for the account of Eden Springs Europe B.V. in favor of Chinatrust Commercial Bank.

(iii)	Letter of Credit with a face amount of $82,225 issued by Rabobank Nederland for the account of Eden Springs Europe B.V. in favor of Chinatrust Commercial Bank (items (i), (ii) and (iii) collectively the “Rabo LOCs”).

(iv)	Letter of Credit with a face amount of €2,500,000 issued by Mizrahi Tefahot Bank Ltd under the Israeli Facility for the account of Pauza Coffee Services LTD in favor of UNICREDIT S.P.A. ITALY (the “Pauza LOC”).

SCHEDULE 6.02-1

Eden Liens

(a)	Liens on certain assets of the Israeli subsidiaries of the Eden Group party to the working capital facility as of the Amendment No. 7 Effective Date securing obligations under the working capital facility referenced in Schedule 6.01-1 clause (b) and payment obligations under the Pauza LOC.

(b)	Liens on factored receivables of the Polish subsidiary of the Eden Group party thereto as of the Amendment No. 7 Effective Date securing obligations under the factoring facility referenced in Schedule 6.01-1 clause (e).

(c)	Liens on cash collateral (or back-to-back letters of credit to the extent such letter of credit constitutes a Lien) in an amount not to exceed 105% of the aggregate face amount of the Rabo LOCs on the Eden Acquisition Closing Date securing the payment obligations under the Rabo LOCs.

EXHIBIT H-1

Specified 2016 Sale and Leaseback Transaction Properties

The freehold property at Citrus Grove, Sideley, Kegworth, Derby registered under title numbers LT165744; LT231610; LT152600; the land acquired on 24 May 2016 by the Borrower from Jasmine Trustees Limited and Lutea Trustees Limited under title number LT475592; the parcel of land being part of the land under title number LT429054 under the terms of a contract dated 24 May 2016 where the parties have agreed that the completion of that contract will take place in the future upon the happening of certain events; and a second parcel of land also being part of the land under title number LT429054 under the terms of a contract dated 24 May 2016 where the parties have agreed that the completion of that contract will take place in the future upon the happening of certain events.